EXHIBIT 1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G (Amendment No. 3) is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G (Amendment No. 3) shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 8, 2023

Passos Participações S.A.

By:	/s/ Pedro Luiz Barreiros Passos
	Name:	Pedro Luiz Barreiros Passos
	Title:	Managing Director

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Antonio Luiz da Cunha Seabra

By:	/s/ Antonio Luiz da Cunha Seabra
	Name:	Antonio Luiz da Cunha Seabra

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Lucia Helena Rios Seabra

By:	/s/ Lucia Helena Rios Seabra
	Name:	Lucia Helena Rios Seabra

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Guilherme Peirão Leal

By:	/s/ Guilherme Peirão Leal
	Name:	Guilherme Peirão Leal

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Pedro Luiz Barreiros Passos

By:	/s/ Pedro Luiz Barreiros Passos
	Name:	Pedro Luiz Barreiros Passos

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Felipe Pedroso Leal

By:	/s/ Felipe Pedroso Leal
	Name:	Felipe Pedroso Leal

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Ricardo Pedroso Leal

By:	/s/ Ricardo Pedroso Leal
	Name:	Ricardo Pedroso Leal

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Norma Regina Pinotti

By:	/s/ Norma Regina Pinotti
	Name:	Norma Regina Pinotti

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Vinicius Pinotti

By:	/s/ Vinicius Pinotti
	Name:	Vinicius Pinotti

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Fabricius Pinotti

By:	/s/ Fabricius Pinotti
	Name:	Fabricius Pinotti

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Maria Heli Dalla Colletta de Mattos

By:	/s/ Maria Heli Dalla Colletta de Mattos
	Name:	Maria Heli Dalla Colletta de Mattos

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Gustavo Dalla Colletta de Mattos

By:	/s/ Gustavo Dalla Colletta de Mattos
	Name:	Gustavo Dalla Colletta de Mattos

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Fabio Dalla Colletta de Mattos

By:	/s/ Fabio Dalla Colletta de Mattos
	Name:	Fabio Dalla Colletta de Mattos

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Fundo de Investimento de Ações Veredas—Investimento no Exterior

By:	/s/ Guilherme Ruggiero Passos
	Name:	Guilherme Ruggiero Passos
	Title:	Director to SPN Gestão — Fund’s IM

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Kairós Fundo de Investimento em Ações—Investimento no Exterior

By:	Pragma Gestão de Patrimônio Ltda.

By:	/s/ Aloísio Pereira Camargo
	Name:	Aloísio Pereira Camargo
Title: Officer

By:	/s/ Alexandre Quintas da Rocha Braga
	Name:	Alexandre Quintas da Rocha Braga
	Title:	Officer

[Signature Page to Joint Filing Agreement (Schedule 13G)]

RM Futura Multimercado Fundo de Investimento Crédito Privado Investimento no Exterior

By:	Pragma Gestão de Patrimônio Ltda.

By:	/s/ Aloísio Pereira Camargo
	Name:	Aloísio Pereira Camargo
	Title:	Officer

By:	/s/ Alexandre Quintas da Rocha Braga
	Name:	Alexandre Quintas da Rocha Braga
	Title:	Officer

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Sirius III Multimercado Fundo de Investimento Crédito Privado Investimento no Exterior

By:	Pragma Gestão de Patrimônio Ltda.

By:	/s/ Aloísio Pereira Camargo
	Name:	Aloísio Pereira Camargo
	Title:	Officer

By:	/s/ Alexandre Quintas da Rocha Braga
	Name:	Alexandre Quintas da Rocha Braga
	Title:	Officer

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Guilherme Ruggiero Passos

By:	/s/ Guilherme Ruggiero Passos
	Name:	Guilherme Ruggiero Passos

[Signature Page to Joint Filing Agreement (Schedule 13G)]

Patrícia Ruggiero Passos

By:	/s/ Patrícia Ruggiero Passos
	Name:	Patrícia Ruggiero Passos

[Signature Page to Joint Filing Agreement (Schedule 13G)]